UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 2007


                            KEEWATIN WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                                   333-126580
                            (Commission File Number)


                                     Pending
                        (IRS Employer Identification No.)


          Suite 617, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8
             (Address of principal executive offices and Zip Code)


                                 (604) 601-2070
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective November 30, 2007 Victor S. Dusik resigned as Chief Financial Officer and director of Keewatin Windpower Corp. (the "Company"). Mr. Dusik has confirmed to the Company that his resignation was not as a result of any disagreements on any matter relating to the Company's operations, policies or practices.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEEWATIN WINDPOWER CORP.


/s/ William Iny
---------------------------
William Iny
Director

Date: November 30, 2007


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